Subsequent Events (unaudited)	9 Months Ended
Sep. 30, 2016
Subsequent Events [Abstract]
Subsequent Events (unaudited)
(16)	Subsequent Events (unaudited)

On May 24, 2016, the Company granted stock options for an aggregate of 339,315 shares of common stock, with an exercise price of $1.90 per share, and also granted an aggregate of 57,475 shares of restricted common stock. The estimated fair value of such options and restricted stock as of the date of grant was $1.90 per share.

On July 22, 2016, the Company’s board of directors approved an amendment to its articles of incorporation effecting a one-for-ten reverse stock split of its common stock. The Company’s stockholders approved the reverse stock split on July 27, 2016. All issued and outstanding common stock, and per share amounts contained in the financial statements have been retroactively adjusted to reflect this reverse stock split for all periods presented. The reverse stock split became effective on July 28, 2016.